Short-Term and Long-Term Borrowings (Details 1) - USD ($)		Jun. 30, 2018	Dec. 31, 2017
Debt Instrument [Line Items]
Total		$ 4,099,570	$ 1,801,887
Pennsylvania Industrial Development Authority [Member]
Debt Instrument [Line Items]
Total	[1]	703,379	748,132
Agricultural Bank of China [Member]
Debt Instrument [Line Items]
Total	[2]	2,569,102	137,088
East West Bank - long term [Member]
Debt Instrument [Line Items]
Total	[3]	$ 827,089	$ 916,667

[1]	On September 28, 2016, Fuling USA entered into a ten-year Machinery and Equipment Loan Agreement with the Pennsylvania Industrial Development Authority for $937,600, with fixed interest rate of 1.75%. This loan has been collateralized by the machinery and equipment, worth approximately $1.72 million. As of June 30, 2018, the amount of long-term borrowing was $792,494, and it consists of $89,115 of which is due within a year and $703,379 which is due over a year.
[2]	On October 31, 2016, Fuling USA entered into a buyer's credit Loan Agreement with Agricultural Bank of China Limited for a line of credit in the amount of $5,903,723 (RMB 41 million) for 18 months. The loan bears a variable interest rate based on the prevailing interest rate set by the People's Bank of China at the time of borrowing, plus 6% of the prevailing interest rate. As of December 31, 2017, the amount of long-term borrowing was $137,088, and the effective rate was 5.30% per annum. The line of credit's purpose is to acquire equipment. China Export & Credit Insurance Corporation provides insurance for the line of credit. The line of credit is effective for the period from first day of loan to 18 months after the first day of loan. As of June 30, 2018, this loan was fully repaid in full upon maturity. In June 2018, Taizhou Fuling entered into two buyer's credit Loan Agreements with Agriculture Bank of China Limited for total of $2,569,102 (RMB 17 million) for 36 months. The loan bear variable interest rates based on the prevailing interest rate set by the People's Bank of China at the time of borrowing, plus 13% of the prevailing interest rate. As of June 30, 2018, the amount of long-term borrowing was $2,569,102, and the effective rates were 5.37% per annum. The line of credit's purpose is for inventory purchase. The line of credit is effective for the period from first day of loan to 36 months after the first day of loan.
[3]	On March 9, 2017, Fuling USA entered into a Delayed Draw Term Loan agreement with East West Bank for $1,000,000. The amount drawn will be turned into a 5-year term loan at LIBOR rate plus 3.00%. The loan is guaranteed by Fuling Global. Fuling USA is required to make a restricted deposit of $73,336 for one year with an initial interest rate of 4.19% per annum. The restricted deposit was increased to $121,639 in June 2018. The agreement requires Fuling USA to comply with certain financial covenants and ratios, including to maintain minimum debt service coverage ratio of 1.25 times and to maintain maximum total debt to equity ratio of 3.0 times etc. Fuling USA's compliance with these covenants will be reviewed semi-annually at June 30th and December 31th. Fuling USA was in compliance as of June 30, 2018. On April 7 and December 1, 2017, Fuling USA drew down $500,000 (April 2017 Loan) and $500,000 (December 2017 Loan), respectively. April 2017 loan will expire April 7, 2023 and December 2017 loan will expire on December 1, 2023. Both April 2017 loan and December 2017 loan require interest only payment for the first year and require interest and principal payments for years from second year to sixth year. The effective rate was 4.11% per annum. As of June 30, 2018, the amount of long-term borrowing was $985,422, and it consists of $158,333 of which is due within a year and $827,089 which is due over a year.